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                                                                    Exhibit 10.5

                                                         Paying Agency Agreement


                                                    PERMANENT CUSTODIANS LIMITED

                                AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED

                                                            THE BANK OF NEW YORK



                                                           ARMS II Global Fund 3



                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333


                                       (C) Copyright Allens Arthur Robinson 2004

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TABLE OF CONTENTS

1.   DEFINITIONS AND INTERPRETATION                                            2
     1.1    Definitions                                                        2
     1.2    Bond Trust Deed Definitions                                        2
     1.3    Interpretation                                                     2
     1.4    Status of this Agreement                                           3
     1.5    Liability of Issuer                                                3
     1.6    Liability of Bond Trustee                                          3

2.   APPOINTMENT OF PAYING AGENTS                                              4

3.   PAYMENT                                                                   4
     3.1    Payment by Issuer                                                  4
     3.2    Confirmation and Information                                       4
     3.3    Payments by Paying Agents                                          5
     3.4    Method of Payment - Global Bonds                                   5
     3.5    Method of payment - Definitive Bonds                               5
     3.6    Late payment                                                       5
     3.7    Payment Obligation                                                 6
     3.8    Notice of non-receipt                                              6
     3.9    Reimbursement                                                      6
     3.10   Method of payment                                                  6
     3.11   Trust                                                              6
     3.12   No Liability                                                       6

4.   REPAYMENT                                                                 7

5.   APPOINTMENT OF THE CALCULATION AGENT                                      7

6.   DUTIES OF THE CALCULATION AGENT                                           7

7.   PAYMENTS TO BOND TRUSTEE                                                  8
     7.1    Bond Trustee's requirements following an Event of Default          8
     7.2    Discharge                                                          8

8.   EARLY REDEMPTION OF OFFSHORE BONDS                                        8

9.   REDEMPTION AND CANCELLATION OF BONDS                                      9

10.  NOTICES TO OFFSHORE BONDHOLDERS                                           9

11.  DOCUMENTS AND FORMS                                                       9

12.  AUTHENTICATION                                                           10

13.  INDEMNITY                                                                10
     13.1   Indemnity                                                         10
     13.2   Survival of Indemnity                                             10

14.  THE US$ REGISTER                                                         10
     14.1   Appointment of US$ Registrar                                      10
     14.2   Details to be kept on the US$ Register                            10
     14.3   Correctness of US$ Register                                       10

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
15.  THE EURO REGISTER                                                        11
     15.1   Appointment of EURO Registrar                                     11
     15.2   Details to be kept on the EURO Register                           11
     15.3   Correctness of EURO Register                                      11

16.  GENERAL                                                                  11
     16.1   Meetings of Offshore Bondholders                                  11
     16.2   Agency                                                            11
     16.3   Identity                                                          11
     16.4   No set-off                                                        12
     16.5   Reliance                                                          12
     16.6   Entitled to deal                                                  12
     16.7   Consultation                                                      12
     16.8   Duties                                                            12

17.  CHANGES IN PAYING AGENTS AND CALCULATION AGENT                           13
     17.1   Removal                                                           13
     17.2   Resignation                                                       13
     17.3   Limitation                                                        13
     17.4   Delivery of amounts                                               14
     17.5   Successor Agents                                                  14
     17.6   Notice to Offshore Bondholders                                    15
     17.7   Change in Paying Office or Specified Office                       15

18.  FEES AND EXPENSES                                                        15

19.  WAIVERS, REMEDIES CUMULATIVE                                             16

20.  SEVERABILITY OF PROVISIONS                                               16

21.  ASSIGNMENTS                                                              16

22.  NOTICES                                                                  16
     22.1   Notices generally                                                 16
     22.2   Communication through Principal Paying Agent                      18

23.  COUNTERPARTS                                                             18

24.  GOVERNING LAW                                                            18

25.  SUCCESSOR TRUSTEE                                                        18

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DATE

PARTIES

        1. PERMANENT CUSTODIANS LIMITED (ACN 001 426 384) of Level 4, 35 Clarence Street, Sydney, NSW 2000 (the ISSUER);

        2.     AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED (ACN 103 852
               428) of Level 6, 12 Castlereagh Street, Sydney, NSW 2000 (the TRUST MANAGER); and

        3. THE BANK OF NEW YORK, a New York banking corporation, as principal paying agent for the Offshore Bonds described below (the PRINCIPAL PAYING AGENT, which expression shall, wherever the context requires, include any successor principal paying agent from time to time under this Agreement) and as trustee for the Offshore Bondholders (the BOND TRUSTEE, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Bond Trust Deed) and as calculation agent in relation to the Offshore Bonds described below (the CALCULATION AGENT, which expression shall, wherever the context requires, include any successor reference agent from time to time) and as US$ Registrar in relation to the US$ Bonds described below (the US$ REGISTRAR, which expression shall, wherever the context requires, include any successor US$ Registrar from time to time under this Agreement) and as EURO Registrar in relation to the EURO Bonds described below (the EURO REGISTRAR, which expression shall, wherever the context requires, include any successor EURO Registrar from time to time under this Agreement).

RECITALS

        A The Issuer proposes to issue US$[*] of Class A-1(a) Mortgage Backed Floating Rate Bonds, EURO [*] of Class A-1(b) Mortgage Backed Floating Rate Bonds, US$[*] of Class B-1(a) Mortgage Backed Floating Rate Bonds and EURO [*] of Class B-1(b) Mortgage Backed Floating Rate Bonds (the OFFSHORE BONDS).

        B The Offshore Bonds, upon original issue, will be issued in the form of Global Bonds. The Issuer shall, on the date of this Agreement, deliver or arrange the delivery on its behalf of each Global Bond to the Principal Paying Agent, as agent for the relevant Clearing Agency. Each Global Bond shall initially be registered on the US$ Register or the EURO Register (as the case may be) in the name of the relevant Common Depository, as nominee of the relevant Clearing Agency, and no Bond Owner will receive a Definitive Bond representing such Bond Owner's interest in such Offshore Bond, except as provided in the Bond Trust Deed.

        C The Offshore Bonds will be constituted by the Bond Trust Deed, the Conditions and the Master Trust Deed.

        D The Offshore Bonds will be secured on the terms of the Security Trust Deed.

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        E      The Issuer wishes to appoint the Principal Paying Agent as principal paying agent in respect of the Offshore Bonds and has entered into this Agreement to provide for the terms and conditions of that appointment.

        F The Issuer wishes to appoint the Calculation Agent as its reference agent in respect of the Offshore Bonds and has entered into this Agreement to provide for the terms and conditions of that appointment.

        G The Issuer wishes to appoint the US$ Registrar as bond registrar in respect of the US$ Bonds and the EURO Registrar as bond registrar in respect of the EURO Bonds and has entered into this Agreement to provide for the terms and conditions of that appointment.

IT IS AGREED as follows.

1.        DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

          The following definitions apply unless the context requires otherwise.

          AGENT means each Paying Agent, the Calculation Agent, the US$ Registrar and the EURO Registrar.

          BOND TRUST DEED means the deed, so entitled, dated on or about the date of this Agreement between the parties to this Agreement, Australian Mortgage Securities Ltd and Permanent Registry Limited.

          PAYING AGENT means any person for the time being appointed as a paying agent under this Agreement, including the Principal Paying Agent.

          PAYING OFFICE means, in relation to a Paying Agent, the office of the Paying Agent specified in clause 22.1(e), being the office at which payments in respect of the Offshore Bonds will be made, as changed from time to time in accordance with this Agreement.

          SPECIFIED OFFICE means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this Agreement as the office at which the Calculation Agent will carry out its duties under this Agreement.

1.2       BOND TRUST DEED DEFINITIONS

          Words and expressions which are defined in the Bond Trust Deed (including by incorporation by reference) have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3       INTERPRETATION

          In this Agreement, unless the context indicates a contrary intention:

          (a) PERSON includes an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

          (b) references to a party include that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

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          (c)  references to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

          (d) CORPORATION means any body corporate wherever formed or incorporated, including any public authority or any instrumentality of the Crown;

          (e)  the expression CERTIFIED means:

               (i) in the case of The Bank of New York, certified in writing by an Authorised Signatory of The Bank of New York; or

               (ii) in the case of any other corporation or person, certified in writing by 2 Authorised Signatories of the corporation or by that person respectively,

               and CERTIFY and like expressions shall be construed accordingly;

          (f) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

          (g) headings are for convenience only and shall not affect the interpretation of this Agreement;

          (h) references to a clause or a Schedule are to a clause or a Schedule of this Agreement;

          (i) where any word or phrase is given a defined meaning, any other part of speech or other grammatical form of that word or phrase has a corresponding meaning;

          (j) if the due date for payment of any amount, or the doing of any thing, in respect of this Agreement is not a Business Day, then the Modified Following Business Day Convention (as defined in the ISDA Definitions) shall apply to the making of that payment or the doing of that thing;

          (k) all accounting terms shall be interpreted in accordance with the Approved Accounting Standards;

          (l)  MONTH means calendar month; and

          (m) a reference to any document or agreement is to such document or agreement as amended, varied, supplemented or novated from time to time.

1.4       STATUS OF THIS AGREEMENT

          This Agreement is:

          (a) the Initial Paying Agency Agreement for the purposes of the Bond Trust Deed; and

          (b)  a Transaction Document in relation to the Fund.

1.5       LIABILITY OF ISSUER

          Clause 1.5 of the Bond Trust Deed is incorporated into this Agreement as if set out in full in this Agreement except that references to THIS DEED shall be construed as references to THIS AGREEMENT.

1.6       LIABILITY OF BOND TRUSTEE

          (a) The Bond Trustee is a party to this Agreement in its capacity as trustee of the Bond Trust. The liability of the Bond Trustee under this Agreement is limited in the manner and to the extent provided under the Bond Trust Deed.

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          (b)  Notwithstanding any other provision of this Agreement or any other Transaction Document, the Bond Trustee's rights and obligations under this Agreement only apply to the Offshore Bonds and the Bond Trustee is not in any way responsible for the Fast Prepayment Bonds.

2.        APPOINTMENT OF PAYING AGENTS

          (a) Subject to the terms of this Agreement, the Issuer (acting on the direction of the Trust Manager) appoints the Principal Paying Agent as its principal paying agent for making payments at its Paying Office in respect of the Offshore Bonds in accordance with the Transaction Documents in relation to the Fund. The Principal Paying Agent accepts such appointment.

          (b) If at any time there is more than one Paying Agent, the obligations of the Paying Agents under this Agreement shall be several and not joint.

          (c)  It is acknowledged and agreed that:

               (i) subject to clause 7, each Paying Agent is the agent of the Issuer in its capacity as trustee of the Fund only; and

               (ii) despite anything else in this Agreement, any other Transaction Document or at law, the Issuer in its personal capacity is not responsible for any act or omission of any Paying Agent.

3.        PAYMENT

3.1       PAYMENT BY ISSUER

          (a) The Issuer must, at the direction of the Trust Manager, by not later than 10.00 am (New York time) on each Payment Date on which a payment is due in respect of the Offshore Bonds, in accordance with the Conditions, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent the amount in immediately available funds in US$ or EURO (as the case may be) as is required to be paid on that date for the purposes of such payment.

          (b) The Principal Paying Agent acknowledges that the Issuer may comply with its payment obligations under paragraph (a) by procuring that the relevant Currency Swap Counterparty pays the relevant amount direct to the Principal Paying Agent.

3.2       CONFIRMATION AND INFORMATION

          (a) Not later than 4.00 pm (Sydney time) on each Determination Date, the Trust Manager on behalf of the Issuer must notify, or procure notification to, the Principal Paying Agent and the Bond Trustee of the amount of interest and principal payable in respect of the Offshore Bonds on the Payment Date following that Determination Date. The Issuer, or the Trust Manager on its behalf, must also forward to the Principal Paying Agent at that time confirmation that the payments provided for in clause 3.1(a) will be made unconditionally and irrevocably.

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          (b)  The Trust Manager agrees to provide to the Principal Paying Agent such other information as the Principal Paying Agent may reasonably request from time to time in order to enable the Principal Paying Agent to comply with its obligations under this Agreement.

3.3       PAYMENTS BY PAYING AGENTS

          Subject to clause 7 and to payment being duly made as provided in clause 3.1 (or the Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), the Paying Agents must pay or cause to be paid on behalf of the Issuer on each Payment Date the relevant amounts of principal and interest due in respect of the Offshore Bonds in accordance with the Conditions.

3.4       METHOD OF PAYMENT - GLOBAL BONDS

          The Principal Paying Agent must cause all payments of principal and interest due and received by it in respect of Offshore Bonds represented by a Global Bond to be made to the relevant Common Depository in accordance with Condition 10.8 for credit to the account of the persons appearing from time to time in the records of the relevant Common Depository as registered account holders with respect to, and whilst any of the Offshore Bonds are represented by, a Global Bond.

3.5       METHOD OF PAYMENT - DEFINITIVE BONDS

          Payments of principal and interest on the Definitive Bonds must be made in accordance with the Conditions.

3.6       LATE PAYMENT

          (a) If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this Agreement, each Paying Agent must:

               (i) in the case of any payment made on or prior to 1.00pm (New York time) on a Payment Date, make the payments required to be made by it in respect of the Offshore Bonds as provided in this clause 3 (other than clauses 3.6(a)(ii) and 3.6(a)(iii));

               (ii) in the case of any payment made after 1.00pm (New York time) on a Payment Date, make the payments required to be made by it in respect of the Offshore Bonds by 9.00am (New York time) the next Business Day occurring after that Payment Date and otherwise as provided in this clause 3; and

               (iii) in the case of any payment made after a Payment Date, make the payments required to be made by it in respect of the Offshore Bonds as soon as reasonably practicable and otherwise as provided in this clause 3.

          (b) If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any Offshore Bond in accordance with the Conditions, but receives the full amount later, it shall:

               (i) forthwith upon full receipt notify the other Paying Agents (if any), the Issuer, the Bond Trustee, the Security Trustee and the Trust Manager; and

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               (ii)   as soon as practicable after such full receipt, give due
                      notice, in accordance with Condition 15 (unless the Bond Trustee agrees otherwise), to the Offshore Bondholders that it has received the full amount.

3.7       PAYMENT OBLIGATION

          Unless and until the full amount of any payment in respect of the Offshore Bonds required to be made under the Transaction Documents has been made to or to the order of the Principal Paying Agent in accordance with clause 3.1, no Paying Agent shall be bound to make any payment under this clause 3.

3.8       NOTICE OF NON-RECEIPT

          The Principal Paying Agent must immediately notify by facsimile the other Paying Agents (if any), the Bond Trustee, the Issuer, the Security Trustee and the Trust Manager if the full amount of any payment of principal or interest required to be made by the Conditions in respect of a Offshore Bond is not unconditionally received by it or to its order in accordance with this Agreement.

3.9       REIMBURSEMENT

          The Principal Paying Agent must (provided that it has been placed in funds by the Issuer) on demand promptly reimburse each other Paying Agent for each payment of principal and/or interest properly made by that Paying Agent in accordance with the Conditions and this Agreement. The Issuer shall not be concerned with the apportionment of any moneys between the Principal Paying Agent and any other Paying Agent and payment to the Principal Paying Agent of any moneys due to any Paying Agent shall operate as a good discharge to the Issuer in respect of such moneys.

3.10      METHOD OF PAYMENT

          (a) The Principal Paying Agent must, promptly after each Payment Date, confirm in writing to the Issuer, in accordance with clause 22, that the Principal Paying Agent has paid the relevant amount to each relevant Common Depository or the relevant Bond Owners (as the case may be).

          (b) Except as otherwise provided under the terms of this Agreement, the Principal Paying Agent shall be entitled to deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers except that it may not exercise any lien, right of set-off or similar claim in respect of such moneys. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums held by it under this Agreement and it need not segregate such sums from other amounts held by it, except as required by law.

3.11      TRUST

          The Principal Paying Agent shall hold on trust for the Bond Trustee and the Offshore Bondholders all sums held by it for the payment of principal and interest with respect to the Offshore Bonds until all relevant sums are paid to the Bond Trustee or the Offshore Bondholders or otherwise disposed of in accordance with the Bond Trust Deed.

3.12      NO LIABILITY

          The Principal Paying Agent shall not be liable for acting upon any written instruction of the Issuer.

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4.        REPAYMENT

          (a) Immediately on any entitlement to receive principal or interest under any Offshore Bond becoming void under the Conditions, the Principal Paying Agent must repay to the Issuer the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement under any Offshore Bond became void.

          (b) Despite paragraph (a), the Principal Paying Agent shall not be obliged to make any repayment to the Issuer so long as any amount which should have been paid to or to the order of the Principal Paying Agent or, if applicable, the Bond Trustee by the Issuer remains unpaid.

5.        APPOINTMENT OF THE CALCULATION AGENT

          (a) The Issuer (acting on the direction of the Trust Manager) appoints the Calculation Agent as its reference agent in respect of the Offshore Bonds upon the terms and conditions set forth in this Agreement. The Calculation Agent accepts that appointment.

          (b)  It is acknowledged and agreed that:

               (i) the Calculation Agent is the agent of the Issuer in its capacity as trustee of the Fund only; and

               (ii) despite anything else in this Agreement, any other Transaction Document or at law, the Issuer in its personal capacity is not responsible for any act or omission of the Calculation Agent.

6.        DUTIES OF THE CALCULATION AGENT

          (a) The Calculation Agent must, until the Offshore Bonds have been finally redeemed in accordance with Condition 10.10:

               (i) perform such duties at its Specified Office as are set forth in this Agreement and in the Conditions and any other duties which are reasonably incidental to those duties at the request of the Issuer, the Trust Manager, the Bond Trustee or the Principal Paying Agent;

               (ii)   as soon as practicable on each Determination Date:

                      (A) determine the Interest Rate for all Offshore Bonds for the Interest Accrual Period commencing on the next Payment Date; and

                      (B) notify the Issuer, the Trust Manager, the Bond Trustee, each of the relevant Offshore Bondholders (in accordance with Condition 15) and each of the Paying Agents of the Interest Rate so determined specifying to the Trust Manager the basis of such determination.

          (b) If for any reason the Calculation Agent does not make the determination under paragraph (a)(ii), the Trust Manager must request the Bond Trustee to make, and the Bond Trustee must make, that determination as if it were the Calculation Agent. Any such determination will be deemed to have been made by the Calculation Agent.

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7.        PAYMENTS TO BOND TRUSTEE

7.1       BOND TRUSTEE'S REQUIREMENTS FOLLOWING AN EVENT OF DEFAULT

          At any time after an Event of Default or a Potential Event of Default has occurred and is continuing unremedied, the Bond Trustee may, so far as permitted by applicable law:

          (a) by notice in writing to the Issuer and each Paying Agent require the Paying Agents, until notified by the Bond Trustee to the contrary, to:

               (i) act as agents of the Bond Trustee and the Offshore Bondholders on the terms of this Agreement; and

               (ii) hold all Offshore Bonds and all moneys, documents and records held by them in respect of the Bonds to the order of the Bond Trustee; and

          (b) by notice in writing to the Issuer, require it to make all subsequent payments in respect of the Offshore Bonds to or to the order of the Bond Trustee and not to the Paying Agents.

7.2       DISCHARGE

          Any payment made by the Issuer in accordance with clause 7.1(b) will to that extent be a good discharge to the Issuer.

8.        EARLY REDEMPTION OF OFFSHORE BONDS

          (a) If the Issuer (at the direction of the Trust Manager) intends to redeem the Offshore Bonds under Condition 8 prior to their Final Maturity Date, the Issuer (or the Trust Manager on its behalf) must, at least 14 days prior to the latest date for giving the notice of redemption required to be given to Bondholders under Condition 8.3(d), give notice of its intention to the Principal Paying Agent (who must promptly give notice to the other Paying Agents (if any)) and the Bond Trustee stating the date on which such Offshore Bonds are to be redeemed and the Face Value of the Offshore Bonds to be redeemed.

          (b) The Principal Paying Agent must, on receipt of a notice under paragraph (a):

               (i)    if any of the Offshore Bonds are Global Bonds:

                      (A) notify the relevant Common Depository of the proposed redemption, specifying:

                           (1) the aggregate Face Value of Offshore Bonds to be redeemed; and

                           (2) the date on which the Offshore Bonds are to be redeemed; and

                      (B) direct the relevant Common Depository to record the details referred to in sub-paragraphs (A)(1) and
                           (A)(2) above on the schedule to the relevant Global Bonds; and

               (ii) promptly and in accordance with Conditions 8.3(d) and 15, on behalf of and at the expense of the Issuer, give the notices required in connection with that redemption.

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9.        REDEMPTION AND CANCELLATION OF BONDS

          (a) If any Offshore Bonds are redeemed in whole or in part in accordance with the Conditions or the other Transaction Documents, the Principal Paying Agent must cause the US$ Registrar or the EURO Registrar (as the case may be) to record all relevant details in the US$ Register or the Register EURO (as the case may be).

          (b) The Principal Paying Agent must as soon as practicable, and in any event within three months after the date of any such redemption, furnish to each of the Issuer and the Bond Trustee a certificate setting out the aggregate Face Value of the Offshore Bonds which have been so redeemed.

          (c) If the Face Value of a Global Bond surrendered to it is reduced to nil, the Principal Paying Agent must:

               (i)    destroy the relevant Global Bond;

               (ii)   issue a destruction certificate to the Bond Trustee; and

               (iii) send a copy of that certificate to the Issuer, the Trust Manager and the Bond Trustee.

10.       NOTICES TO OFFSHORE BONDHOLDERS

          (a) Each of the Principal Paying Agent and the US$ Registrar or the EURO Registrar (as the case may be) must, at the request of the Trust Manager, arrange for the publication of all notices to Offshore Bondholders in accordance with the Conditions. The cost of any arrangements so made will be an EXPENSE of the Fund.

          (b) Each of the Principal Paying Agent and the US$ Registrar or the EURO Registrar (as the case may be) must promptly send to the Bond Trustee one copy of the form of every notice given to Offshore Bondholders in accordance with Condition 15.

          (c) None of the Principal Paying Agent, the US$ Registrar or the EURO Registrar will be responsible for, or liable to any person in respect of, the contents of any notices published by it at the request of the Trust Manager in accordance with this clause 10.

11.       DOCUMENTS AND FORMS

          (a) The Trust Manager must provide to the Principal Paying Agent for distribution to each Paying Agent:

               (i) sufficient copies of all documents required by the Conditions or the Bond Trust Deed to be available to Offshore Bondholders for issue or inspection (and the Paying Agents must make them so available to the Offshore Bondholders);

               (ii) in the event of a meeting of Offshore Bondholders being called, forms of voting certificates and block voting instructions, together with instructions from the Issuer (those instructions having previously been approved by the Bond Trustee) as to the manner of completing, dealing with and recording the issue of such forms (and the Paying Agents must make them so available to the Offshore Bondholders); and

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               (iii)  if Definitive Bonds are issued, specimens of those
                      Definitive Bonds.

          (b) The Trust Manager and the Issuer must provide to the Calculation Agent such documents as the Calculation Agent may reasonably require from the Trust Manager or the Issuer in order for the Calculation Agent properly to fulfil its duties in respect of the Offshore Bonds.

12.       AUTHENTICATION

          The Principal Paying Agent must authenticate or cause to be authenticated the Global Bonds and (if required) the Definitive Bonds (whether on initial issue or on replacement).

13.       INDEMNITY

13.1      INDEMNITY

          The Issuer will, on demand, indemnify each Agent and its directors, officers, employees, agents and delegates against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which the Agent may incur or which may be made against it as a result of:

          (a)  a breach by the Issuer of this Agreement; or

          (b) the exercise by that Agent of its powers or its acceptance of or the performance of its obligations under this Agreement,

          except to the extent such losses, liabilities, costs, claims, actions, demands or expenses are a result of a breach of this Agreement by that Agent or the fraud, negligence or wilful misconduct of that Agent.

13.2      SURVIVAL OF INDEMNITY

          The indemnity in clause 13.1 shall survive the termination of this Agreement and the resignation or removal of an Agent in accordance with this Agreement.

14.       THE US$ REGISTER

14.1      APPOINTMENT OF US$ REGISTRAR

          As contemplated by clause 11.8 of the Bond Trust Deed, the Issuer appoints The Bank of New York to be the initial US$ Registrar in accordance with the Transaction Documents. The Bank of New York accepts that appointment.

14.2      DETAILS TO BE KEPT ON THE US$ REGISTER

          The US$ Registrar must keep the US$ Register in accordance with the Bond Trust Deed.

14.3      CORRECTNESS OF US$ REGISTER

          The US$ Registrar shall not be liable for any mistake, error or omission on the US$ Register or in any purported copy except to the extent that the mistake, error or omission is attributable to a breach

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          by the US$ Registrar of its obligations under this Agreement or the
          Bond Trust Deed or its fraud, negligence or wilful misconduct.

15.       THE EURO REGISTER

15.1      APPOINTMENT OF EURO REGISTRAR

          As contemplated by clause 11.8 of the Bond Trust Deed, the Issuer appoints The Bank of New York to be the initial EURO Registrar in accordance with the Transaction Documents. The Bank of New York accepts that appointment.

15.2      DETAILS TO BE KEPT ON THE EURO REGISTER

          The EURO Registrar must keep the EURO Register in accordance with the Bond Trust Deed.

15.3      CORRECTNESS OF EURO REGISTER

          The EURO Registrar shall not be liable for any mistake, error or omission on the EURO Register or in any purported copy except to the extent that the mistake, error or omission is attributable to a breach by the EURO Registrar of its obligations under this Agreement or the Bond Trust Deed or its fraud, negligence or wilful misconduct.

16.       GENERAL

16.1      MEETINGS OF OFFSHORE BONDHOLDERS

          In the event of a meeting of the Offshore Bondholders (including an adjourned meeting), the Principal Paying Agent must issue voting certificates and block voting instructions and otherwise act as provided in the Bond Trust Deed. Each Paying Agent must:

          (a) keep a full and complete record of all voting certificates and/or block voting instructions issued by it; and

          (b) deliver to the Issuer, the Trust Manager and the Bond Trustee not later than 48 hours before the time appointed for holding that meeting, full particulars of all voting certificates and block voting instructions issued by it in respect of that meeting.

16.2      AGENCY

          Subject to any other provision of this Agreement, each Agent shall:

          (a)  act solely for, and as agent of, the Issuer;

          (b) not have any obligation towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the Offshore Bonds; and

          (c) be responsible only for performance of the duties and obligations expressly imposed upon it in this Agreement.

16.3      IDENTITY

          Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

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          (a)  who is, while a Global Bond remains outstanding, the registered owner of that Global Bond as the person entitled to receive payments of principal and interest in respect of that Offshore Bond and each person shown in the records of the relevant Common Depository as the holder of any Offshore Bond represented by a Global Bond shall be entitled to receive from the relevant Common Depository any payment so made in accordance with the respective rules and procedures of the relevant Common Depository and on the terms and subject to the conditions of that Global Bond;

          (b) who is the registered owner of any Definitive Bond as the absolute owner of that Definitive Bond (whether or not that Definitive Bond is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it), despite any notice to the contrary and shall not be liable for so doing.

16.4      NO SET-OFF

          No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction from any moneys payable by it to any Offshore Bondholder under this Agreement.

16.5      RELIANCE

          Each Agent shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Issuer or the Trust Manager or in reliance upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

16.6      ENTITLED TO DEAL

          No Agent or director or officer of any Agent shall:

          (a) be precluded from acquiring, holding or dealing in any Offshore Bonds or from engaging or being interested in any contract or other financial or other transaction or arrangement with the Issuer or the Trust Manager as freely as if it were not an agent of the Issuer under this Agreement; and

          (b) be liable to account to the Issuer or any person entitled to receive principal or interest on the Offshore Bonds for any profit made or fees or commissions received in connection with this Agreement or any Offshore Bonds.

16.7      CONSULTATION

          Each Agent may consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Issuer, the Trust Manager or any other Agent.

16.8      DUTIES

          Each Agent shall perform the duties, and only the duties, contained in or reasonably incidental to this Agreement, the Bond Trust Deed and the Conditions and no implied duties or obligations (other than general laws as to agency) shall be read into this Agreement or the Offshore Bonds against any Agent. No Agent shall be required to take any action under this Agreement which would require it to incur any expense or liability in respect of which it has not been indemnified to its satisfaction.

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17.       CHANGES IN PAYING AGENTS AND CALCULATION AGENT

17.1      REMOVAL

          The Issuer (or the Trust Manager with the consent of the Issuer (such consent not to be unreasonably withheld)) may at any time:

          (a)  appoint:

               (i)    additional or alternative Paying Agents; or

               (ii)   an alternative Calculation Agent;

          (b) subject to this clause 17, terminate the appointment of any Agent by giving written notice to that effect to each Designated Rating Agency, the Agent and the Principal Paying Agent:

               (i)    with effect immediately on that notice, if:

                      (A) an Insolvency Event has occurred in relation to the Agent;

                      (B)  the Agent has ceased its business;

                      (C) the Agent fails to comply with any of its obligations under this Agreement and, if capable of remedy, such failure is not remedied within five days after the earlier of:

                           (1)  the Agent becoming aware of that failure; and

                           (2) the receipt by the Agent of written notice from the Issuer or Trust Manager requiring the Agent to remedy that failure; or

               (ii) with effect not less than 60 days' from that notice, which date shall be not less than 10 days before nor 10 days after any due date for payment of any Offshore Bonds.

17.2      RESIGNATION

          Subject to this clause 17, an Agent may resign its appointment under this Agreement at any time by giving to the Issuer, the Trust Manager, each Designated Rating Agency and (where a Paying Agent is resigning and the Paying Agent is not the Principal Paying Agent) the Principal Paying Agent, not less than 60 days' written notice to that effect, which notice shall expire not less than 10 days before or 10 days after any due date for payment of any Offshore Bonds.

17.3      LIMITATION

          Despite clauses 17.1 and 17.2:

          (a) no resignation by or termination of the appointment of the Principal Paying Agent shall take effect until a new Principal Paying Agent has been appointed;

          (b) subject to clause 17.3(a), if any Agent resigns in accordance with clause 17.2, but by the day falling 15 days before the expiry of any notice under clause 17.2 the Issuer or the Trust Manager has not appointed a new Agent then the Agent may appoint in its place any reputable bank or trust company of good standing;

          (c) no appointment or termination of the appointment of any Agent shall take effect unless and until notice has been given to the Offshore Bondholders in accordance with Condition 15;

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          (d)  the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this Agreement and each of the parties to this Agreement shall co-operate fully to do all acts and things and execute all documents as may be necessary or desirable to give effect to the appointment of that additional Paying Agent (which shall not, except in the case of an appointment under clause 17.1(a), a termination under clause 17.1(b)(ii) or a resignation under clause 17.2, be at the cost of the Issuer); and

          (e) the Issuer, at the direction of the Trust Manager, must immediately appoint and maintain a Paying Agent with a Paying Office in New York City if, at any time, there is no Paying Agent with a Paying Office in new York City.

17.4      DELIVERY OF AMOUNTS

          If the appointment of the Principal Paying Agent is terminated in accordance with this Agreement, the Principal Paying Agent must, on the date on which that termination takes effect:

          (a) pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any Offshore Bond; and

          (b) deliver to the successor Principal Paying Agent all records maintained by it pursuant to this Agreement and all documents (including any Definitive Bonds) held by it pursuant to this Agreement.

17.5      SUCCESSOR AGENTS

          (a) On the execution by the Issuer, the Trust Manager and any successor Agent of an instrument effecting the appointment of that successor Agent, that successor Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor as if originally named as Agent (or in the case of a successor Principal Paying Agent, as if originally named as Principal Paying Agent) in this Agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this Agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Agent is appointed.

          (b)  Any corporation:

               (i)    into which a Agent is merged;

               (ii)   with which an Agent is consolidated;

               (iii) resulting from any merger or consolidation to which an Agent is a party;

               (iv) to which an Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

               shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become a successor Agent under this Agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this Agreement, unless otherwise required by the Issuer or the Trust Manager, and after that effective date all references in this Agreement to an Agent

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               (or in the case of a successor Principal Paying Agent, to the
               Principal Paying Agent) shall be references to that corporation.

17.6      NOTICE TO OFFSHORE BONDHOLDERS

          The Trust Manager on behalf of the Issuer must, within 14 days of:

          (a)  the termination of the appointment of any Agent;

          (b)  the appointment of a new Agent; or

          (c)  the resignation of any Agent,

          give to the Offshore Bondholders notice of the termination, appointment or resignation in accordance with Condition 15 (in the case of a termination under clause 17.1(b)(i), at the cost of the outgoing Agent).

17.7      CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE

          (a) If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be within the same city as its previous Paying Office), it must give to the Issuer, the Trust Manager, the Bond Trustee and, in the case of a change in the Paying Office of a Paying Agent other than the Principal Paying Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new Paying Office and stating the date on which the change is to take effect.

          (b) If the Calculation Agent proposes to change its Specified Office (which must be in New York City or such other jurisdiction as the Calculation Agent, the Issuer and the Trust Manager agree from time to time) or to nominate a further Specified Office, it must give to the Issuer, the Trust Manager and the Bond Trustee, not less than 30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect.

          (c) The Trust Manager, on behalf of the Issuer, must, within 14 days of receipt of a notice under paragraph (a) or (b) (unless the appointment is to terminate pursuant to clause 17.1 on or prior to the date of that change) give to the Offshore Bondholders notice in accordance with Condition 15 of that change and of the address of the new Paying Office or Specified Office (as the case may be).

18.       FEES AND EXPENSES

          (a) The Issuer must pay to each Agent during the period when any of the Offshore Bonds remain outstanding, the administration fee separately agreed by that Agent and the Trust Manager, on behalf of the Issuer, together with any out-of-pocket expenses properly incurred by that Agent in the performance of its obligations under this Agreement (including any legal fees and expenses). If the appointment of an Agent is terminated or an Agent resigns in accordance with this Agreement, that Agent must refund to the Issuer that proportion of the fee (if any) which relates to the period after such termination or resignation.

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          (b)  Save as provided in paragraph (a) or as expressly provided elsewhere in this Agreement, neither the Issuer nor the Trust Manager shall have any liability in respect of any fees or expenses of any Agent in connection with this Agreement.

          (c) The above fees, payments and expenses must be paid in [US$] and the Issuer must in addition pay any GST which may be applicable. The Principal Paying Agent must arrange for payment of commissions to the other Paying Agents (if any) and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure and, provided that payment is made to the Principal Paying Agent, the Issuer shall not be concerned with or liable in respect of that payment.

19.       WAIVERS, REMEDIES CUMULATIVE

          (a) No failure to exercise and no delay in exercising any right, power or remedy under this Agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

          (b) The rights, powers and remedies provided to a party in this Agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

20.       SEVERABILITY OF PROVISIONS

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

21.       ASSIGNMENTS

          Subject to clause 17.5(b), no party other than the Bond Trustee acting in accordance with clause 14 of the Bond Trust Deed or the Issuer creating a charge under the Security Trust Deed, may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties and confirmation from each Designated Rating Agency that the rating of any Offshore Bond will not be downgraded to less than the Designated Rating, qualified or withdrawn as a result of the assignment.

22.       NOTICES

22.1      NOTICES GENERALLY

          Subject to clause 22.2, every notice to be served, given or made under the terms of this Agreement on or to a party to this Agreement:

          (a)  must be in writing in order to be valid;

          (b) must be deemed to have been duly served, given or made in relation to a party if it is:

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               (i)    delivered to the address of that party set out in
                      paragraph (e) (or at such other address as may be notified in writing by that party to the other party from time to time); or

               (ii)   posted by prepaid registered post to such address; or

               (iii) sent by facsimile to the facsimile number set out in sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other party from time to time);

          (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by a then Authorised Signatory of such party;

          (d)  shall be deemed to be given, served or made:

               (i) (in the case of prepaid registered post) within 5 Business Days after posting;

               (ii) (in the case of facsimile) on receipt of a transmission report confirming successful transmission; and

               (iii)  (in the case of delivery by hand) on delivery;

          (e) the addresses and facsimile numbers for service of notices as referred to in sub-paragraph (b) of this clause are as follows:

               THE ISSUER

               Level 4
               35 Clarence Street
               SYDNEY NSW 2000
               AUSTRALIA

               By fax: (02) 8295 8675

               Attention: Senior Manager, Securitisation Trusts

               THE TRUST MANAGER

               Level 6
               12 Castlereagh Street
               SYDNEY NSW 2000
               AUSTRALIA

               By fax: (02) 9216 3820

               Attention: Treasurer

               THE PRINCIPAL PAYING AGENT

               101 Barclay Street
               Floor 21 West
               NEW YORK NY 10286
               USA
               By fax: (212) 815 5915

               Attention: Global Structured Finance Unit

               THE CALCULATION AGENT

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               101 Barclay Street
               Floor 21 West
               NEW YORK NY 10286
               USA
               By fax: (212) 815 5915

               Attention: Global Structured Finance Unit

               THE US$ REGISTRAR

               101 Barclay Street
               Floor 21 West
               NEW YORK NY 10286
               USA
               By fax: (212) 815 5915

               Attention: Global Structured Finance Unit

               THE EURO REGISTRAR

               101 Barclay Street
               Floor 21 West
               NEW YORK NY 10286
               USA
               By fax: (212) 815 5915

               Attention: Global Structured Finance Unit

22.2      COMMUNICATION THROUGH PRINCIPAL PAYING AGENT

          All communications relating to this Agreement between the Issuer or the Trust Manager and any Agent or between the Paying Agents shall, save as otherwise provided in this Agreement, be made through the Principal Paying Agent.

23.       COUNTERPARTS

          This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

24.       GOVERNING LAW

          This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

25.       SUCCESSOR TRUSTEE

          Each Agent must do all things reasonably necessary to enable any successor trustee appointed under clause 17 of the Master Trust Deed to become the Issuer under this Agreement.

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EXECUTED as an agreement.

Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.


SIGNED for PERMANENT CUSTODIANS LIMITED by
its attorneys under power of attorney         ----------------------------------
in the presence of:                           Attorney Signature


                                              ----------------------------------
                                              Print Name


---------------------------------------       ----------------------------------
Witness Signature                             Attorney Signature


---------------------------------------       ----------------------------------
Print Name                                    Print Name

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SIGNED for AUSTRALIAN SECURITISATION
MANAGEMENT PTY LIMITED by its attorney
under power of attorney in the presence of:



---------------------------------------       ----------------------------------
Witness Signature                             Attorney Signature


---------------------------------------       ----------------------------------
Print Name                                    Print Name



SIGNED by THE BANK OF NEW YORK in the
presence of:



---------------------------------------       ----------------------------------
Witness Signature                             Signature


---------------------------------------       ----------------------------------
Print Name                                    Print Name

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